UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
September 5, 2008
INTERNATIONAL LEASE FINANCE CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

CALIFORNIA	1-31616	22-3059110

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10250 Constellation Boulevard, Suite 3400 Los Angeles, California	90067
(Address of Principal Executive Offices)	(Zip Code)
(310) 788-1999
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On September 5, 2008, International Lease Finance Corporation (the “Company”), renewed its U.S. $7 billion Euro Medium Term Note Programme (the “Programme”). Under the Programme, the Company may issue unsecured notes (“Notes”) with such terms, including currency, rate and maturity, as agreed by the Company and the purchasers of such Notes at the time of sale. The Notes are issued pursuant to the terms of the Agency Agreement (Amended and Restated), dated September 15, 2006, by and among the Company, Citibank, N.A. and Dexia Banque Internationale à Luxembourg, société anonyme (as supplemented by the Supplemental Agency Agreement dated September 7, 2007 and the Supplemental Agency Agreement dated September 5, 2008, the “Agency Agreement”). In connection therewith, the Company also entered into the Programme Agreement (Amended and Restated), dated September 5, 2008, with the Dealers named therein (the “Programme Agreement”). Copies of the Programme Agreement and Supplemental Agency Agreement are included in this Form 8-K as Exhibits 1.1 and 4.1, respectively, and are incorporated herein by reference.
     As of September 5, 2008, approximately U.S. $3.8 billion in principal amount of Notes was outstanding under the Programme, leaving approximately U.S $3.2 billion available for issuance under the Programme.
     Notes are issued under the Programme pursuant to Regulation S under the Securities Act of 1933, as amended (the “Act”), are not registered under the Act, and may not be offered or sold within the United States or to, or for the account or benefit of, a U.S. person absent registration or an applicable exemption from the registration requirements of the Act.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits

Exhibit No.	Description

1.1	Programme Agreement (Amended and Restated), dated September 5, 2008, between the Company and the Dealers named therein.

4.1	Supplemental Agency Agreement, dated September 5, 2008, among the Company, Citibank, N.A. and Dexia Banque Internationale à Luxembourg, société anonyme.

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL LEASE FINANCE CORPORATION
/s/ Alan H. Lund
By: Alan H. Lund
Vice Chairman and Chief Financial Officer

DATED: September 5, 2008

EXHIBIT INDEX

Exhibit No.	Description

1.1	Programme Agreement (Amended and Restated), dated September 5, 2008, between the Company and the Dealers named therein.

4.1	Supplemental Agency Agreement, dated September 5, 2008, among the Company, Citibank, N.A. and Dexia Banque Internationale à Luxembourg, société anonyme.